Exhibit 10.1
FIRST AMENDMENT
TO THE
AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF
UNITI GROUP LP

FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF UNITI GROUP LP (this “Amendment”), dated as of April 18, 2022, by and among Uniti Group LP, a limited partnership formed under the laws of the State of Delaware (the “Partnership”) and Uniti Group Inc., a Maryland corporation (“General Partner”), in its capacity as the general partner of the Partnership. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the LPA (as defined below).

W I T N E S S E T H :

WHEREAS, Uniti, the Partnership and certain other Persons are parties to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of July 3, 2017 (the “LPA”);

WHEREAS, pursuant to Section 11.01 of the LPA, and subject to certain exceptions set forth therein, the LPA can be amended by the General Partner; and

WHEREAS, the General Partner desires to amend the LPA in accordance with Section 11.01 thereof as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and the General Partner hereby agree as follows:

SECTION 1 Amendment.

A new Section 8.05(g) is hereby added to the LPA as follows:

“(g) The General Partner may, at its election and from time to time, (i) designate one or more of its controlled Affiliates to purchase all or any portion of the Tendered Units to be purchased by the General Partner pursuant to this Section 8.05 and (ii) thereafter revoke any such designation. From and after any such designation (unless and until such designation shall be revoked by the General Partner), a Limited Partner that exercises the Exchange Right shall be deemed to have also offered to sell the Tendered Units to each such designee and any such designee shall be entitled to elect to purchase directly and acquire such Tendered Units pursuant to Section 8.05(b) applied mutatis mutandis. Furthermore, notwithstanding the fact that the General Partner may have previously notified an Exchanging Partner that the General Partner will acquire the Tendered Units, any such designee may elect to purchase directly and acquire such Tendered Units pursuant to Section 8.05(b) applied mutatis mutandis. Without limiting the foregoing, Talk America Services, LLC is hereby designated pursuant to this Section 8.05(g) and shall continue as such unless and until the General Partner revokes such designation.”

SECTION 2 Reference to and Effect on the LPA. Each reference in the LPA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall, except where the context otherwise requires, be deemed a reference to the LPA as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the LPA, and a reference to the LPA in any of such instruments or documents will be deemed to be a reference to the LPA as amended hereby. Except as expressly provided in this Amendment, all provisions of the LPA remain in full force and effect and are not modified by this Amendment, and the parties hereby ratify and confirm each and every provision thereof.

SECTION 3 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.

SECTION 4 Miscellaneous. This Amendment may be executed in two or more counterparts, each of which shall be deemed an instrument, but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile or other electronic transmission, and such signatures shall have the same force and effect as originals. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the LPA.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

UNITI GROUP LP
By:	Uniti Group, Inc., its general partner

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	EVP – General Counsel and Secretary

UNITI GROUP INC., as general partner

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	EVP – General Counsel and Secretary